UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20543

                                    FORM 8-K

                                 Current Report
                      Pursuant to Section 13 or 15 (d) of
                      The Securities Exchange Act of 1934

                       Date of Report: November 12, 1997

                          THE PEOPLES HOLDING COMPANY
                   ------------------------------------------
            (Exact name of registrant as specified in it's charter)

               Mississippi           1-13253          64-0676974
             ---------------        ---------        -------------
             (State or other        (Commission       (IRS Identification
              jurisdiction)          file number)      number)

          209 Troy Street, Tupelo, Mississippi              38802-0709
         ---------------------------------------            ------------
         (Address of principle executive offices)           (Zip code)

                 Registrant's Telephone Number: (601) 680-1001

ITEM 1:   CHANGES IN CONTROL OF REGISTRANT-  NOT APPLICABLE

ITEM 2:   ACQUISITION OR DISPOSITION OF ASSETS-  NOT APPLICABLE

ITEM 3:   BANKRUPTCY OR RECEIVERSHIP-  NOT APPLICABLE

ITEM 4:   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTS

ITEM 5:   OTHER EVENTS:

          At the monthly meeting Tuesday, November 11, 1997, The Peoples Holding Company board of directors approved a three-for-two stock split to be effected in the for of a 50% stock dividend to be issued January 20, 1998, to shareholders of record January 1, 1998.

ITEM 6:   RESIGNATION OF REGISTRANT'S DIRECTORS- NOT APPLICABLE

ITEM 7: FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS-NOT APPLICABLE

                                   SIGNATURE

Pursuant to the requirements of The Securities Exchange Act of of 1934, the registrant has duly caused this report to be signed on it's behalf by the undersigned thereunto duly authorized.

                                        THE PEOPLES HOLDING COMPANY



                                        /s/  John W. Smith
                                        -----------------------
                                        John W. Smith, President & CEO

DATE: November 12, 1997